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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: March 19, 2001


                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (formerly known as "Chemical Commercial Mortgage Securities Corp.")
       -------------------------------------------------------------------
                           (Exact Name of Registrant)


         New York                              333-05271                           13-3728743
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer Identification No.)
of incorporation)


               380 Madison Avenue, New York                10017-2951
               ----------------------------------------    ----------
               (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (212) 622-3510



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Item 5.  Other Events:


         On or about March 16 and 19, 2001, Chase Commercial Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1, Series 1996-2, Series 1997-1, Series 1997-2, Series 1998-1, Series 1998-2, Series 1999-1, Series 1999-2, Series
2000-1, Series 2000-2 and Series 2000-3 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Reports with respect to the March 16 and 19, 2001 distributions.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 30, 2001

                                              THE CHASE MANHATTAN BANK,
                                              As Paying Agent, on behalf
                                              of Chase Commercial
                                              Mortgage Securities Corp.


                                              By:  /s/ Martin A. Friedman
                                              ---------------------------------
                                              Name:    Martin A. Friedman
                                              Title:   Vice President



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                                           INDEX TO EXHIBITS
                                           ----------------------------

Exhibit No.                                Description
---------------                            -----------------
20.1                                       Monthly Reports with respect to the
                                           distributions to certificateholders
                                           March 16 and 19, 2001.